UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 24, 2005

                         American Financial Realty Trust
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               (Exact Name of Registrant as Specified in Charter)

      Maryland                     1-31678                    02-0604479
      --------                     -------                    ----------
   (State or Other              (Commission File             (IRS Employer
   Jurisdiction of                   Number)              Identification No.)
   Incorporation)

          1725 The Fairway
           Jenkintown, PA                                              19046
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(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (215) 887-2280

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Results.

In connection with its release of earnings on February 24, 2005, the Registrant is making available its press release associated with such release of earnings. This press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Non-GAAP Financial Measures

The Company believes that FFO is helpful to investors as a measure of the Company's performance as an equity REIT because it provides investors with an understanding of our operating performance and profitability. In addition, because this measure is commonly used in the REIT industry, the Company's use of FFO may assist investors in comparing our performance with that of other REITs. AFFO is a computation often made by REIT industry analysts and investors as a supplemental measure of a real estate company's cash flow generated from operations. The Company believes that AFFO is helpful to investors as a measure of our liquidity position, because, along with cash flows from operating activities, this measure provides investors with an understanding of our ability to pay dividends. In addition, because this measure is commonly used in the REIT industry, the Company's use of AFFO may assist investors in comparing our liquidity position with that of other REITs. The Company's calculations of FFO and AFFO differs from the methodologies for calculating FFO and AFFO utilized by certain other equity REITs and, accordingly, may not be comparable to such REITs.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN FINANCIAL REALTY TRUST

                                          By: /s/ Nicholas S. Schorsch
                                              ----------------------------------
                                              Nicholas S. Schorsch
                                              President and Chief
                                              Executive Officer

                                          By: /s/ James T. Ratner
                                              ----------------------------------
                                              James T. Ratner
                                              Senior Vice President and
                                              Chief Financial Officer

Dated: February 24, 2005


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                                  EXHIBIT INDEX

Exhibit Number                    Exhibit Title
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99.1              Press release dated February 24, 2005 of American Financial
                  Realty Trust, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.